Exhibit 99.1 Internal Stock Code: 688082 Short Name: ACM Shanghai ACM Research (Shanghai), Inc. Records of Investor Relations Activity No.: 2026-03 Type of investor relation activities □ Targeted investor meeting □ Analyst meeting □ Media interview √ Earnings Conference Call □ Press conference □ Roadshow □ On-site visit □ Others Date May 14, 2026 Venue Conference call Representatives of the listed company President: HUI WANG General Manager: JIAN WANG Chief Financial Officer: LISA YI LU FENG Board Secretary: MINGZHU LUO Summary of investor relation activities I. Company Introduction: Management of ACM Research (Shanghai), Inc. (the “Company”) briefly reviewed the Company’s operating results and financial condition for the first quarter of 2026 and responded to investor questions. II. Q&A 1. Q: How were the orders newly signed by ACM Shanghai in the first quarter of 2026? Can you provide the year-over-year growth rate? A: The year-over-year growth rate of orders newly signed in the first quarter of 2026 was 65%. This provides a favorable foundation for revenue growth. As a general practice, we disclose order backlog at the end of September each year.

Exhibit 99.1 Internal 2. Q: The Company kept its 2026 revenue guidance unchanged. Given the strong growth in new orders, does that mean orders signed in the first quarter of 2026 will be delivered in the second half of this year and therefore recognized in next year’s revenue? A: The timing of order delivery depends on installation, commissioning, inspection and customer acceptance. In general, some orders signed in the first quarter will be delivered this year, while others will be carried over into the first quarter of next year. The average delivery cycle is approximately six months, although actual timing may vary depending on project progress at the customer site. 3. Q: The Company reported encouraging progress in high- temperature SPM tools. Can you provide more details? A: Our independently developed high-temperature single-wafer SPM solution delivers strong particle control performance and can achieve control down to 15 particles at the 15 nm level, which we believe is materially better than mainstream solutions currently available in the market. In addition, unlike mainstream solutions that require periodic DI water cleaning of the chambers and surrounding environment to remove high-temperature SPM gas residues, our unique nozzle design (protection of global patent application in progress) can help avoid such contamination and maintain stable cleaning performance without periodic DI water cleaning. This may improve yield for both logic and memory customers and reduce maintenance efforts by eliminating exterior chamber cleaning. Building on the current performance of this product, we also plan to further improve performance and reduce particle size to 13nm, which we believe may better meet future advanced processes requirements. Our unique

Exhibit 99.1 Internal nozzle-based SPM process represents a meaningful technological advancement in the more than ten years since single-wafer high- temperature SPM cleaning was introduced to the market. We believe it may help improve yield for large-die AI chips at advanced nodes and create substantial commercial value for the AI chip manufacturing market. At the same time, our strategy of differentiated technological innovation and patent protection may help us avoid homogeneous competition over the long term and support sustainable profitability. 4. Q: How about the orders for high-temperature SPM tools? A: We have reached the internationally advanced level in high- temperature and medium-temperature SPM tools, which can help improve product yield for global customers. At present, this tool has attracted interest from both domestic and overseas customers. We expect to deliver more than 20 medium- to low-temperature and high- temperature SPM tools to multiple customers in 2026.

Internal Enclosure: List of participants DC Investments IGWT Investment Oxbow Capital Management (HK) Limited Baoying Fund Management Co., Ltd. Beijing BSCOM Cathay Asset Management Co., Ltd. Beijing Life Insurance Co., Ltd. Beijing Xinhan Capital Management Co., Ltd. Beijing Zhongze Holdings Group Co., Ltd. Daiwa (Shanghai) Corporate Strategic Advisory Co., Ltd. Greater Bay Area Development Fund Management Limited Orient Fund Management Co., Ltd. Donghai Securities Co., Ltd. Fengyuan (Ningbo) Private Equity Fund Management Co., Ltd. Pramerica Fosun Life Insurance Co., Ltd. Granford (Beijing) Capital Management Co., Ltd. Guangdong Bozhong Intelligent Technology Investment Co., Ltd. Guangdong Wens Investment Co., Ltd. Guangdong Zhengyuan Private Fund Management Co., Ltd. Guotai Haitong Securities Co., Ltd. Guosen Securities Co., Ltd. Hainan Lingzhan Private Fund Management Partnership (Limited Partnership) Hainan Yangjiao Private Fund Management Partnership (Limited Partnership) Hangzhou KECE Investment Management Partnership (Limited Partnership) Hangzhou Zhangbuting Enterprise Management Consulting Co., Ltd. Manulife Fund Management Co., Ltd. Hongyun Private Fund Management (Hainan) Co., Ltd. Hunan Changxin Private Fund Management Co., Ltd. Citigroup Global Markets Asia Limited Huafu Securities Co., Ltd. Huatai Securities Co., Ltd. Huatai Asset Management Co., Ltd. Huaxi Yinfeng Investment Co., Ltd. Jifu Investment Co., Ltd. Linyi Hongen Assets Management Co., Ltd. J.P. Morgan Securities (China) Company Limited Nanchang Industrial Investment Fund Management Co., Ltd. Ping An Trust Co., Ltd. AXA SPDB Investment Managers Co., Ltd. Capital Investment Trust Corporation UBS Securities Co., Ltd. Sumitomo Mitsui DS Asset Management (Hong Kong) Co., Ltd. Shandong Zhongjinrongshi Technology Co., Ltd.

Internal Shanghai Bodu Investment Management Co., Ltd. Shanghai Dehui Group Co., Ltd. Shanghai Duoshi Investment Co., Ltd. ShangHai Guxin Capital Management Co., Ltd. Shanghai International Trust Corp. Ltd. Shanghai Higher Progressive Investment Management Co., Ltd. Shanghai Huizheng Research Institute Shanghai Jiashi Private Fund Management Co., Ltd. Shanghai Shenyin Wanguo Research and Consulting Co., Ltd. Shanghai Shiheng Private Fund Management Co., Ltd. Shanghai Wanna Asset Management Co., Ltd. Shanghai Xianhe Management Co., Ltd. Shanghai Xinheng Private Fund Management Co., Ltd. Shanghai Yiheyuan Asset Management Co., Ltd. Bank of Shanghai Co., Ltd. Shanghai Yuanhai Private Fund Management Co., Ltd. Shanghai Zhongyu Asset Management Center (Limited Partnership) Shenzhen Wisdom Asset Management Co., Ltd. Elitimes Capital Management Co., Ltd. Shenzhen Qianhai Chenxing Private Securities Investment Fund Management Partnership (Limited Partnership) Shenzhen Qianhai Huijiedali Capital Co., Ltd. Shenzhen Qianhai Jun’an Asset Management Co., Ltd. Shenzhen Guohui Investment Co., Ltd. Shenzhen Shangcheng Asset Management Co., Ltd. Shenzhen Weihong Long-term Asset Management Co., Ltd. Shenzhen Yujin Investment Co., Ltd. Shenzhen Tuosen Investment Holdings Co., Ltd. Tianfeng Securities Co., Ltd. Wuhan Weiersi Equity Investment Fund Management Co., Ltd. Xi'an Jiangyue Private Fund Management Co., Ltd. Western Leadbank Fund Management Co., Ltd. Western Securities Co., Ltd. Tibet Yuancheng Investment Management Co., Ltd. Industrial Bank Co., Ltd. Symbol Investment (Shanghai) Co., Ltd. V-Capital Co., Ltd. Zhangjiagang Gaozhu Private Fund Management Co., Ltd. Changjiang Securities Co., Ltd. Zhejiang Xiangyuxing Investment Management Co., Ltd. Zheshang Securities Co., Ltd. China International Capital Corporation Limited China Life Insurance (Group) Company China Galaxy Securities Co., Ltd.

Internal China United Insurance Group Co., Ltd. Zhongtai Securities Co., Ltd. CITIC Futures Co., Ltd. Central China Securities Co., Ltd. Admiralty Harbour Capital Limited * * * The following information is provided in connection with the furnishing of the above Record of May 2026 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.: Forward-Looking Statements Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other

Internal matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.